Exhibit 10.1

CCH II, LLC

and

CCH II CAPITAL CORP.

as Issuers

CHARTER COMMUNICATIONS HOLDINGS, LLC

as Parent Guarantor

10.25% Senior Notes due 2013

FIRST SUPPLEMENTAL INDENTURE

Dated as of July 2, 2008

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

FIRST SUPPLEMENTAL INDENTURE dated as of July 2, 2008 (this “Supplemental Indenture”), among CCH II, LLC, a Delaware limited liability company, CCH II CAPITAL CORP., a Delaware corporation (collectively, the “Issuers”), Charter Communications Holdings, LLC, a Delaware limited liability company (the “Parent Guarantor”) and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”).

WHEREAS, the Issuers, the Parent Guarantor and the Trustee have entered into an Indenture dated as of September 14, 2006 (the “Indenture”), relating to the Issuers’ 10.25% Senior Notes due 2013 (the “Outstanding 10.25% Notes”);

WHEREAS, the Issuers and the Parent Guarantor desire and have requested that the Trustee join them in the execution and delivery of this Supplemental Indenture in order to establish and provide for the issuance by the Issuers of an additional $364,197,000 aggregate principal amount of 10.25% Notes due 2013 (the “Additional 10.25% Notes”);

WHEREAS, Section 2.17 of the Indenture provides for the issuance of Additional Notes and Section 9.01(3) of the Indenture permits supplementing the Indenture to establish a series of Additional Notes without the consent of any Holders;

WHEREAS, the Additional 10.25% Notes shall constitute Additional Notes pursuant to the Indenture;

WHEREAS, the conditions set forth in the Indenture for the execution and delivery of this Supplemental Indenture have been complied with; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid supplement to the Indenture pursuant to its terms and the terms of the Indenture have been done.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

GENERAL TERMS AND CONDITIONS OF THE ADDITIONAL 10.25% NOTES.

SECTION 1.01. DESIGNATION OF NOTES.

The changes, modifications and supplements to the Indenture effected by this Supplemental Indenture shall be applicable only with respect to, and govern the terms of, the Additional 10.25% Notes and shall not apply to any other Notes that have been or may be issued under the Indenture unless a supplemental indenture with respect to such other Notes specifically incorporates such changes, modifications and supplements.  Pursuant to this Supplemental Indenture, there is hereby designated an additional $364,197,000 aggregate principal amount of the series of Notes under the Indenture entitled “10.25% Senior Notes due 2013.”

SECTION 1.02. OTHER TERMS OF THE NOTES.

(a) Without limiting the foregoing provisions of this Article I, the terms of the Additional 10.25% Notes shall be as set forth in the form of Note set forth in Exhibit A and Exhibit B hereto and as provided in the Indenture, as supplemented by this Supplemental Indenture.  The Additional 10.25% Notes shall initially be evidenced by a temporary Global Note (the “Temporary Global Note”) in the form of Exhibit A hereto.  The Additional 10.25% Notes shall have the same terms, including without limitation, the same maturity date, interest rate, redemption and other provisions and interest payment dates as the Outstanding 10.25% Notes, and will be part of the same series as the Outstanding 10.25% Notes, except that interest will accrue from the date of issuance thereof and the Temporary Global Note will not be fungible for trading purposes with, and will initially bear different CUSIP and ISIN numbers than the Outstanding 10.25% Notes.  For all purposes under the Indenture, the term “Notes” shall include the Outstanding 10.25% Notes and the Additional 10.25% Notes.

(b)  The Additional 10.25% Notes shall be issued on July 2, 2008.

SECTION 1.03. DEFINITIONS.

(a) Capitalized terms used herein but not otherwise defined shall have the respective meanings assigned thereto in the Indenture.

(b) Solely for purposes of this Supplemental Indenture and the Additional 10.25% Notes and except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the indicated meanings (such meanings shall apply equally to both the singular and plural forms of the respective terms):

“2008 Registration Rights Agreement” means the exchange and registration rights agreement dated as of the date of this Supplemental Indenture among the Issuers, the Parent Guarantor and the Dealer Managers.

“Dealer Managers” means Banc of America Securities LLC and Citigroup Global Markets Inc.

“Resale Restriction Termination Date” means, for any Transfer Restricted Note (or beneficial interest therein) the date on which the Issuers instruct the Trustee in writing to remove the Private Placement Legend from the Transfer Restricted Notes in accordance with the procedures described in this Supplemental Indenture (which instruction is expected to be given on or about the one-year anniversary of the issuance of such Transfer Restricted Note).

ARTICLE II
ADDITIONAL ISSUANCE OF ADDITIONAL 10.25% NOTES.

Additional 10.25% Notes in the aggregate principal amount equal to $364,197,000 may, upon execution of this Supplemental Indenture, be executed by the Issuers and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery such Additional 10.25% Notes pursuant to Section 2.02 of the Indenture and Section 1.02 of this Supplemental Indenture.

ARTICLE III
MISCELLANEOUS.

SECTION 3.01. AMENDMENT AND SUPPLEMENT.

This Supplemental Indenture or the Additional 10.25% Notes may be amended or supplemented as provided for in the Indenture.

SECTION 3.02. CONFLICTS.

In the event of any conflict between this Supplemental Indenture and the Indenture, the provisions of this Supplemental Indenture shall prevail.

SECTION 3.03. LEGENDS.

(a) (i) Each Global Note representing Additional 10.25% Notes shall bear the legend set forth in Section 2.06(f)(ii) of the Indenture.

(b) Additional 10.25% Notes that are Transfer Restricted Notes (and all Notes issued in exchange therefor or substitution thereof prior to the Resale Restriction Termination Date) shall bear, in lieu of the legend set forth in Section 2.06(f)(i) of the Indenture, a Private Placement Legend substantially in the form set forth below:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.  NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.  THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) ON WHICH THE COMPANY INSTRUCTS THE TRUSTEE THAT THIS RESTRICTIVE LEGEND SHALL BE DEEMED REMOVED (WHICH INSTRUCTION IS EXPECTED TO BE GIVEN ON OR ABOUT THE ONE-YEAR ANNIVERSARY OF THE ISSUANCE OF THIS SECURITY), ONLY (A) TO THE ISSUERS OR PARENT GUARANTOR, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUERS’ AND PARENT GUARANTOR’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM.  THIS LEGEND

SHALL BE DEEMED REMOVED WITHOUT FURTHER ACTION OF THE ISSUERS, THE TRUSTEE OR ANY HOLDER AT SUCH TIME AS THE COMPANY INSTRUCTS THE TRUSTEE IN WRITING TO REMOVE SUCH LEGEND IN ACCORDANCE WITH THE SUPPLEMENTAL INDENTURE.”

(c) Temporary Global Regulation S Legend.  Any Regulation S Temporary Global Security representing Additional 10.25% Notes shall bear, in lieu of the legend set forth in Section 2.06(f)(iii) of the Indenture, the Temporary Global Regulation S Legend substantially in the form set forth below:

“THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS.  TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.”

SECTION 3.04. APPLICABLE PROCEDURES FOR DELEGENDING.

(a) Promptly after one year has elapsed following (i) the date of original issuance of Additional 10.25% Notes or (ii) if the Issuers have issued any Additional Notes with the same terms and the same CUSIP number as the Additional 10.25% Notes under Section 2.17 of the Indenture within one year following the last date of original issuance of Additional 10.25% Notes, the last date of original issuance of such Additional Notes, then, if the Additional 10.25% Notes (including any Additional Notes with the same terms and the same CUSIP number as the Additional 10.25% Notes) are freely tradable pursuant to Rule 144 under the Securities Act (or otherwise) without volume restrictions by Holders who are not Affiliates of the Issuers, the Issuers shall:

(i) instruct the Trustee in writing to remove the Private Placement Legend described in Section 3.03 above from the Additional 10.25% Notes by delivering to the Registrar an Opinion of Counsel reasonably satisfactory to the Issuers and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act, and upon such instruction the Private Placement Legend shall be deemed removed from any Global Notes representing such Additional 10.25% Notes without further action on the part of Holders;

(ii) notify Holders of the Additional 10.25% Notes that the Private Placement Legend has been removed or deemed removed; and

(iii) notify the Trustee by delivering to the Trustee a certificate reasonably satisfactory to the Trustee and instruct DTC to change the CUSIP number for the Additional 10.25% Notes to an unrestricted CUSIP number.

In no event will the failure of the Issuers to provide any notice set forth in this paragraph or of the Trustee to remove the Private Placement Legend constitute a failure by the Issuers to comply with any of their covenants or agreements set forth in the Indenture.  Any Transfer Restricted Note (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms may, upon surrender of such Transfer Restricted Note for exchange to the Registrar in accordance with the provisions of Article Two of the Indenture, be exchanged for a new Note or

Notes, of like tenor and aggregate principal amount, which shall not bear the Private Placement Legend required by Article Two of the Indenture and Section 3.03 hereof.  The Company shall notify the Trustee in writing upon the occurrence of the Resale Restriction Termination Date and promptly after a Registration Statement with respect to the Notes has been declared effective under the Securities Act.

(b) Notwithstanding any provision of this Section 3.04 or Article Two of the Indenture to the contrary, in the event that Rule 144 as promulgated under the Securities Act (or any successor rule) is amended to change the one-year holding period thereunder (or the corresponding period under any successor rule), from and after receipt by the Trustee of the Opinion of Counsel provided for in Section 2.16(e) of the Indenture, (i) each reference in this Section 3.04 above to “one year” and in the Private Placement Legend set forth in Section 3.03 to “ONE YEAR” shall be deemed for all purposes hereof to be references to such changed period, and (ii) all corresponding references in the Additional 10.25% Notes (including the definition of Resale Restriction Termination Date) and the Private Placement Legends thereon shall be deemed for all purposes hereof to be references to such changed period, provided that such changes shall not become effective if they are otherwise prohibited by, or would otherwise cause a violation of, the then-applicable federal securities laws.  The provisions of this Section 3.04(b) will not be effective until such time as the Opinion of Counsel have been received by the Trustee hereunder.  This Section 3.04(b) shall apply to successive amendments to Rule 144 (or any successor rule) changing the holding period thereunder.

SECTION 3.05. GOVERNING LAW.

THIS SUPPLEMENTAL INDENTURE AND THE ADDITIONAL 10.25% NOTES SHALL BE GOVERNED BY,  AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.  EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE OR THE ADDITIONAL 10.25% NOTES.

SECTION 3.06. COUNTERPARTS.

The parties may sign any number of copies of this Supplemental Indenture.  Each signed copy shall be an original, but all of them together represent the same agreement.  One signed copy is enough to prove this Supplemental Indenture.

SECTION 3.07. RATIFICATION.

The Indenture, as supplemented by this Supplemental Indenture, shall remain in full force and effect and is in all respects ratified and confirmed.

SECTION 3.08. SEVERABILITY.

In case any one or more of the provisions contained in this Supplemental Indenture or in the Additional 10.25% Notes, as the case may be, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect or impair any other provisions of this Supplemental Indenture or of such Notes.

SECTION 3.09. TRUSTEE DISCLAIMER.

The recitals contained herein shall be taken as the statements of the Issuers, and the Trustee assumes no responsibility for their correctness.  The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

[Signature pages follow.]

SIGNATURES

IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

CCH II, LLC, as an Issuer

By:           s/ Eloise E. Schmitz
Name: Eloise E. Schmitz
Title:   Executive Vice President and
        Chief Financial Officer

CCH II CAPITAL CORP., as an Issuer

By:           s/ Eloise E. Schmitz
Name:  Eloise E. Schmitz
Title: Executive Vice President and
            Chief Financial Officer

CHARTER COMMUNICATIONS HOLDINGS, LLC, as Parent Guarantor

By:           s/ Eloise E. Schmitz
Name:  Eloise E. Schmitz
Title:  Executive Vice President and
            Chief Financial Officer

[Signature Page to the 2013 First Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	s/ Mary Callahan
Name: Mary Callahan
Title: Vice President

[Signature Page to the 2013 First Supplemental Indenture]

EXHIBIT A

FORM OF TEMPORARY GLOBAL NOTE

[SEE ATTACHED]

A-1

EXHIBIT B

FORM OF PERMANENT GLOBAL NOTE

[SEE ATTACHED]

B-1